Exhibit 10.1

ASSIGNMENT OF ACCOUNT

ISCO International, Inc. ("Assignor"), for US$500,000 and other good and valuable consideration, the receipt of which is hereby acknowledged, hereby absolutely and unconditionally sells, conveys, transfers and assigns (without recourse of any kind whatsoever) to GRACE INVESTMENTS, LTD. and MANCHESTER SECURITIES CORPORATION (each an "Assignee") all of Assignor's right, title and interest in and to the account receivables set forth on Schedule A attached hereto (each such account receivable, an “Account”) (together with all related documents, agreements, instruments, etc., collectively with the Account, as amended or supplemented from time to time, the "Transaction Documents")); all of Assignor's right to receive principal, interest, fees, damages, penalties or other amounts as provided in the Transaction Documents; and all other claims, causes of action and voting and other rights and benefits of Assignor arising under or relating to same (collectively with the Transaction Documents, the "Assigned Assets"), in each case, without recourse of any kind whatsoever to Assignor and without representation or warranty of any kind whatsoever, express or implied, by Assignor (except as expressly provided herein).  Schedule A attached hereto also sets forth the amounts of such Accounts allocated to each Assignee and includes related invoices; Schedule A may be updated and supplemented from time to time by the parties hereto to include new accounts receivables to be covered by this Agreement as Assigned Assets.  The sale, transfer and assignment of Assigned Assets hereunder is absolute and unconditional and shall not be deemed to create a security interest.

Assignor hereby represents, warrants and covenants that:

(a)           This Agreement constitutes Assignor's legal, valid and binding obligation, enforceable against it in accordance with its terms; the execution and delivery of this Agreement has been duly authorized by the Assignor’s Board of Directors, and except for the consent of each Assignee with respect to the other, no consent, approval, filing or corporate, partnership or other action is required as a condition to, or otherwise in connection with, the execution, delivery and performance of this Agreement by Assignor in connection with the assignment of the Assigned Assets;

(b)           The execution and delivery of this Agreement does not violate any law or agreement governing Assignor or to which Assignor is a party (other than the Security Agreement (as defined below)), and Assignor’s certificate or articles of incorporation and bylaws or other organizational documents do not prohibit any term or condition of this Agreement.  The execution and delivery of this Agreement is in the interest of Assignor.

(c) All Accounts existing as of the date hereof are genuine, good and valid Accounts representing an undisputed, uncancelled and unexpired, bona fide indebtedness incurred by the Account debtors set forth on Schedule A, are enforceable for the full amount thereof and there exists no set-offs or counterclaims against any such Accounts and no agreements under which any deductions or discounts may be claimed with any Account debtor except as disclosed pursuant to the Security Agreement to the Collateral Agent and the Secured Parties in writing.

(d) Except as provided under the Fifth Amended and Restated Security Agreement dated January 31, 2008 by and among Assignor, each Assignee or affiliates of each Assignee, and the other signatories thereto as well as related documents (collectively, the “Security Agreement”), neither Assignor nor any entity or person acting on its behalf has heretofore sold, assigned or in any manner transferred, in whole or in part, any of Assignor's right, title or interest in any of the Assigned Assets (or any portion thereof) to any person or entity; Assignor is hereby selling, assigning and transferring to the Assignees, good and sole legal and beneficial title to the Assigned Assets free and clear of any and all claims, liens, security interests and encumbrances of any kind or nature whatsoever granted by or through Assignor except to the extent provided in the Security Agreement; and

(e)           As of the date hereof, Assignor holds good and marketable title to all the Assigned Assets, free and clear of all liens and encumbrances except for the lien of the Security Agreement and other liens described therein.  No financing statement or other evidence of a lien or transfer covering any of the Assigned Assets is on file in any public office in any jurisdiction other than those which reflect the security interest created by the Security Agreement and other liens described therein.  The Assignor shall defend the Assignees rights in the Assigned Assets against any and all claims and demands

(f)           The outstanding balance of the Accounts are set forth in the attached invoices and Assignor has collected no money on any of the Accounts from the obligors thereunder.

(g)           Assignor shall use its best efforts to assist the Assignees with respect to the timely payment of the Accounts.

Each Assignee hereby represents, warrants and covenants, as to itself, that this Agreement is such Assignee's legal, valid and binding obligation, enforceable against it in accordance with its terms, and for the consent of each Assignee with respect to the other, no consent, approval, filing or corporate or other action is required as a condition to, or otherwise in connection with, the execution, delivery and performance of this Agreement by each Assignee or in connection with the assignment of the Assigned Assets.

The Assignees, as Secured Parties under the Security Agreement, agree to the entering into of this Agreement and to release the lien on the Accounts under the Security Agreement concurrently with sale to the Assignees.

Assignor hereby agrees that in the event it shall receive any payment or other distribution whatsoever in respect of the Assigned Assets after the date hereof it, it shall accept same as Assignees' agent and shall hold same in trust on behalf of the Assignees, such payment or other distribution shall be the property of the Assignees in the allocations set forth in Schedule A and shall not be subject to any set-off, claim or recoupment by Assignor, and Assignor shall promptly deliver same to the Assignees in the exact form received, with the endorsement of Assignor without recourse when necessary or appropriate.

Each party hereby agrees to execute, acknowledge and deliver all such further certificates, instruments, notices, assignments, deeds, and other documents and to take all such further action as may be necessary to effect assignment of the Assigned Assets and interest therein to the Assignees.

All representations, warranties, covenants and agreements contain herein (i) shall survive the execution and delivery of this Agreement and the sale, assignment and transfer of the Assigned Assets, and (ii) shall inure to the benefit of, and shall be enforceable by, the Assignees, Assignor and their respective successors and assigns. Assignor hereby acknowledges that each Assignee may at any time, from time to time, assign any of such Assignee’s portion of the Assigned Assets and any right, claim or interest herein (or any portion thereof) without the consent of, or notice to, Assignor or the other Assignee.

This Agreement, together with any exhibits hereto, constitutes the entire agreement between Assignor and the Assignees with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, representations, warranties and understandings of such parties, whether oral or written, express or implied, as the subject matter hereof.  There are no warranties, representations, agreements or other understandings between the parties hereto except as expressly set forth herein.  No supplement, modification or amendment of this Agreement or waiver of any provision of this Agreement shall be binding unless executed in writing by each of Assignor and the Assignees. This Assignment shall be governed by the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party shall be entitled to reimbursement of its reasonable attorneys fees and costs in connection with its enforcement of this Assignment against the other party hereto.

IN WITNESS WHEREOF, Assignor and the Assignees have each caused this Agreement to be executed on its behalf as of _____________.

ASSIGNOR: ISCO INTERNATIONAL, INC. By:_/s/ Frank Cesario________ Its:_CFO___________________	ASSIGNEE: GRACE INVESTMENTS, LTD. By: _/s/ Bradford T. Whitmore____ BRADFORD T. WHITMORE
ASSIGNEE: MANCHESTER SECURITIES CORPORATION By: __/s/ Elliot Greenberg___ ELLIOT GREENBERG